                                                                    Exhibit 99.1

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of June 1997



Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)


          Explanation                         Document  Previously Explanation
       Required Documents                     Attached  Submitted  Attached


Condensed Statement of Operations                  X

Condensed Balance Sheet                            X

Statement of Cash Receipts and Disbursements       X

Statement of Aged Receivables                      X

Statement of Aged Payables                         X

Statement of Operations, Taxes, Insurance and      X
Personnel

Tax Receipts                                       X

Other Documentation as required by the Trustee     X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By: /s/ James Wong                                          8/1/97
    __________________________________              Date: ____________________
       James Wong
       Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of June 1997



Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)



On April 16, 1997, Fruehauf Trailer Corporation ("FTC" or "the Debtor") completed the sale of all of its domestic operations and operating assets to Wabash National Corporation ("the Asset Sale"). In conjunction with the Asset Sale, the number of FTC employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the Asset Sale. In addition, the historical records, including accounting records, were included with the assets sold. Therefore, without such historical records and institutional memory, FTC has been unable to prepare accurate and meaningful financial statements prior to June 1, 1997.

On June 1, 1997 the remaining assets and financial documents were transferred from Indianapolis, Indiana to the current FTC headquarters located in Corona del Mar, California. Henceforth, the Debtor began "fresh start" accounting procedures and financial statements. The Debtor, to the best of its ability and utilizing the information available, has attempted to reconstruct and substantiate such financial statements. The due diligence involved in preparation of the "fresh start" financial documents includes: closing and reconciling bank accounts; consolidating and negotiating more favorable insurance coverage, including seeking potential refunds; seeking potential environmental recoveries from various state funds; assessing valuations on the various properties that remain with the Debtor; and verifying and scheduling the numerous payables outstanding. The Debtor continues to receive invoices for services rendered and/or goods received for the period subsequent to filing bankruptcy and prior to the Asset Sale (between October 8, 1996 and April 16,
1997). In addition, the Debtor continues to receive various refunds of monies from tax authorities and other entities, albeit at de minimus amounts. Thus, the financial statements as contained herein may be subject to modification due to the aforementioned effects or other causes not currently known. In addition, the financial statements contained herein are unaudited.

                                                                     (continued)
                                       2

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of June 1997



Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)




Due to the lack of accounting data, no material change in financial activity and lack of any information to the contrary, and in the interests of consolidating administrative functions, no additional documentation will be provided related to the following entities:


        Debtor Name:                                             Case Number:

        Maryland Shipbuilding & Drydock Company                  96 1564 (PJW)
        Jacksonville Shipyards, Inc.                             96 1565 (PJW)
        Fruehauf Corporation                                     96 1567 (PJW)
        FGR, Inc.                                                96 1568 (PJW)
        The Mercer Co.                                           96 1569 (PJW)
        Deutsche Fruehauf Holding Corporation                    96 1570 (PJW)
        MJ Holdings, Inc.                                        96 1571 (PJW)
        E.L. Devices, Inc.                                       96 1572 (PJW)

Management shall again provide detailed reporting should any future material financial activity occur in any or all of the respective reporting entities.

              OFFICE OF THE U.S. TRUSTEE   REGION 3
                CONDENSED BALANCE SHEET  UNAUDITED
                FOR THE MONTH ENDING JUNE 30, 1997
                      (DOLLARS IN THOUSANDS)

Debtor Name:     Fruehauf Trailer Corporation

Case Number:     96 1563 (PJW)


                                                                            06/30/97

Assets
     Current Assets
        Cash                                                               $     599
        Restricted Cash                                                        1,269
        Miscellaneous Receivables                                                 50
        Delphos Receivables                                                        8
        Environmental Refunds                                                    249
        Insurance Refunds                                                      2,654
        Prepaid Expenses                                                         510
                                                                           ---------
     Total Current Assets                                                      5,339

     Other Assets
        Investment in Fruehauf de Mexico subsidiary                            1,200
        Wabash Common Stock                                                   12,750
        Wabash Preferred Stock                                                13,200
        Jacksonville Note Receivable, net                                      1,000
        Kearney Note Receivable, net                                           1,000
        Property Held For Sale                                                   440

     Total Other Assets                                                       29,590

                                                                           ---------
Total Assets                                                                  34,929
                                                                           =========

Liabilities & Equity

Liabilities Not Subject to Compromise:
     Current Liabilities
        Accounts Payable                                                       2,761
        Accrued Professional Fees                                              1,736
                                                                           ---------
     Total Current Liabilities                                                 4,497

     Long term Liabilities
        B of A DIP Loan                                                        6,904
                                                                           ---------

        Total Liabilities Not Subject to Compromise                           11,401

Liabilities Subject to Compromise:
     Accunts Payable                                                          33,640
     Long Term Debt                                                           60,390
     Accrued Interest                                                          4,330
     Retiree Healthcare Benefits                                              23,105
     Intercompany Accounts Payable                                            62,201
     Other Liabilities                                                        24,440
                                                                           ---------

        Total Liabilities Subject to Compromise                              208,106
                                                                           ---------

     Total Liabilities                                                       219,507

Equity
     Opening Equity Balance                                                 (184,176)
     Net Income                                                                 (402)
                                                                           ---------
        Total Equity                                                        (184,578)

Total Liabilities and Equity                                               $  34,929
                                                                           =========

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                  CONDENSED STATEMENT OF OPERATIONS  UNAUDITED
                       FOR THE MONTH ENDING JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)


Debtor Name:     Fruehauf Trailer Corporation

Case Number:     96 1563 (PJW)

                                                                            06/30/97


Sales                                                                      $       0

Other Income (1)                                                                 198

Cost of Goods Sold                                                                 0


     Gross Margin                                                                198

Sales, General and Administrative                                                 92
Insurance and Insurance Claims                                                   102


     Income (loss) from operations                                                 5

Interest Expense                                                                  60
Equity income (loss) in Fruehauf de Mexico                                       (26)
Other                                                                              0


     Income (loss) before reorganization items                                   (81)

Reorganization Items:
     Professional and Other Fees of Bankruptcy                                   371
     Gain (loss) on disposition of assets                                        (50)


     Total reorganization items                                                  321

     Income (loss) before income taxes                                          (402)

Provision for income taxes                                                         0


     Net Income (loss)                                                     ($    402)
                                                                           =========

(1) Other Income includes interest income, state tax refunds and miscellaneous refunds.

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                  CONDENSED STATEMENT OF OPERATIONS  UNAUDITED
                           FOR THE MONTH OF JUNE 1997

Debtor Name: Fruehauf Trailer Corporation

Case Number:     96 1563 (PJW)


An accurate and meaningful Statement of Cash Flows will be presented in the July 1997 financial statements.

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of June 1997


Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)



The Debtor sold all of its trade accounts receivables in conjuction with the Wabash sale on April 16, 1997. However, the Debtor continues to receive miscellaneous state tax refunds, bank fee refunds and other de minimus refunds. These amounts are currently estimated at fifty thousand dollars. The Debtor does not currently have any other material accounts receivables.

                     OFFICE OF THE U.S. TRUSTEE   REGION 3
                           STATEMENT OF AGED PAYABLES
                       For the Month Ending June 30, 1997

Debtor Name:     Fruehauf Trailer Corporation

Case Number:     96 1563 (PJW)

-------------------------------------------------------------------------------------------------------
Description                               0 30 Days   31 60 Days   61 90 Days    91+ Days         Total
-------------------------------------------------------------------------------------------------------
Post Petition Trade Payables

  10/7/96   4/16/97 (1)                  $  821,689   $   18,564   $  105,213   $  220,208   $1,165,673
  4/16/97   6/30/97 (2)                           0            0            0       19,066       19,066

    Total Post Petition Trade Payables   $  821,689   $   18,564   $  105,213   $  239,275   $1,184,740


Post Petition Professional Fees

  Alvarez & Marsal                       $        0   $        0   $        0   $        0   $        0
  ARP Associates                                  0       25,626       24,344            0       49,970
  ATC Group Services                              0        6,298        3,458            0        9,756
  Carson & Fischer                            1,894            0            0            0        1,894
  Ernst & Young, LLP                         59,770        5,678        6,194            0       71,642
  Hampton Human Resources                         0            0       12,765            0       12,765
  Haynes & Boone                             75,452      121,111       76,929      138,661      412,153
  IBJ Schroder/ Hughes, Hubbard               7,500        7,500        7,500        7,500       30,000
  Jones, Day                                      0            0            0      570,006      570,006
  Logan & Co.                                21,478       16,993       12,025       25,479       75,975
  Morris, Nichols                            43,977       35,271       16,317            0       95,566
  O'Melveny & Meyers                              0            0            0            0            0
  Policano & Manzo                                0            0            0            0            0
  Price Waterhouse                                0       94,664            0       86,695      181,359
  Richards, Layton                                0            0            0            0            0
  Saul, Ewing                                     0        5,702        1,967            0        7,669
  Stroock, Stroock & Lavan                        0       27,411       14,300        9,997       51,708
  Walsh and Monzack                               0        2,981        1,814          594        5,389
  Young, Conaway                                  0            0            0            0            0
                                         ----------   ----------   ----------   ----------   ----------
    Total Post Petition Prof. Fees       $  210,072   $  349,236   $  177,613   $  838,931   $1,575,851


TOTAL POST PETITION PAYABLES             $1,031,761   $  367,799   $  282,825   $1,078,206   $2,760,591
                                         ==========   ==========   ==========   ==========   ==========



(1) Represents amounts due vendors and suppliers of goods and services to the Debtor subsequent to the filing and prior to the Asset Sale. Debtor is currently verifying all trade payables and is scheduling/paying claims on a continuous basis; however, it cannot at this time apply a precise aging schedule for each individual trade claim.

(2) Represents on going amounts due vendors and suppliers.

                      OFFICE OF THE U.S. TRUSTEE   REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of June 1997


Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)



STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

     PAYEE NAME                POSITION               NATURE OF PAYMENT            AMOUNT
------------------------------------------------------------------------------------------
Chriss Street            Chairman and CEO        Wages (A)                         $20,769
------------------------------------------------------------------------------------------
Chriss Street            Chairman and CEO        Travel and Other Expenses           3,711
------------------------------------------------------------------------------------------
James Wong               CFO, Treasurer          Wages (A)                           6,000
------------------------------------------------------------------------------------------
James Wong               CFO, Treasurer          Travel and Other Expenses           5,613
------------------------------------------------------------------------------------------
Worth Frederick          Vice President          Wages (A)                           6,923
------------------------------------------------------------------------------------------
Worth Frederick          Vice President          Travel and Other Expenses           2,767
------------------------------------------------------------------------------------------
Courtney Watson          Corporate Secretary     Wages (A)                           4,231
------------------------------------------------------------------------------------------
Courtney Watson          Corporate Secretary     Travel and Other Expenses               0
------------------------------------------------------------------------------------------

(A) Wages represent gross wages paid for the periods ended June 13, 1997 and June 27, 1997.

PAYMENTS TO PROFESSIONALS

                                    DATE OF
                                     COURT      INVOICES  INVOICES     BALANCE
NAME AND RELATIONSHIP               APPROVAL    RECEIVED    PAID         DUE
--------------------------------------------------------------------------------
DEBTOR'S COUNSEL
Jones, Day, Reavis & Pogue            10/8/96    $ 87,580          0   $ 87,580
Morris, Nichols, Arsht & Tunnel       10/8/96      19,123     19,123          0
Carson & Fisher                       11/18/96          0          0          0

DEBTOR'S ACCOUNTANTS
Price Waterhouse LLP                  10/8/96      69,671          0     69,671

MADELEINE LLC COUNCIL
O'Melveny & Meyers LLP                (D)               0          0          0
Richards, Layton & Finger             (D)               0          0          0

MADELEINE LLC ADVISOR
Policano & Manzo LLC                  (E)               0          0          0

CREDITORS' COMMITTEE COUNSEL
Stroock, Stroock & Lavan              11/18/96      8,532          0      8,532
Saul, Ewing, Remick & Saul            (F)               0          0          0

CREDITORS' COMMITTEE ADVISORS
Ernst & Young LLP                     (F)               0          0          0

BONDHOLDERS' COMMITTEE COUNSEL
Haynes & Boone                        11/1/96     116,414          0    116,144
Young, Conaway, Stargatt & Taylor     11/1/96           0          0          0

INDENTURE TRUSTEE & COUNSEL
IBJ Schroder Bank & Trust / Hughes,   11/1/96      15,000          0     15,000
Hubbard & Reed                                                                0

OTHER
ARP                                                     0          0          0
Hampton                                                 0          0          0
Alvarez and Marsal, Inc.              10/9/96           0          0          0
Logan & Company, Inc.                 10/8/96           0          0          0
ATC Group Services                    N/A          21,240          0     21,240
Walsh & Mongack                       N/A             489          0        489

  (A)Jones, Day, Reavis & Pogue received a retainer in the amount of $150,000 The retainer payment made in October 1996 is not considered in the determination of the balance due.
  (B)Morris, Nichols, Arsht & Tunnel received a retainer in the amount of $25,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.
  (C)Price Waterhouse LLP received a retainer in the amount of $75,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.
  (D)O'Melveny & Meyers LLP and Richards , Layton & Finger did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor in possession lending facility with Madeleine LLC.
  (E)Policano & Manzo LLP did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor in possession lending facility with Madeleine LLC.
  (F)The formal order regarding the retention of Saul, Ewing, Remick & Saul and Ernst & Young LLP by the Official Creditors' Committee had not been entered in the court docket as of the date of this submission. The date of the court approval will be included once the order is entered in the court docket.
  (G)The Alvarez & Marsal, Inc. engagement letter required a retainer in the amount of $125,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

The debtor has negotiated more favorable coverage, terms and rates with respect to insurance coverage; it has replaced Protection Mutual and Travelers Insurance with Utica Mutual Insurance Company.

PERSONNEL

The Debtor's number of employees at June 30, 1997 remains unchanged at five full time equivalents.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                                  TAX RECEIPTS
                           For the month of June 1997


Debtor Name:          Fruehauf  Trailer Corporation

Case Number:          96 1563 (PJW)



FEDERAL, STATE AND LOCAL INCOME TAXES

The Company believes that it experienced a net operating loss for the year ended December 31, 1996. As such, the Debtor believes that no estimated federal, state or local income tax payments are due for 1996.

FEDERAL EXCISE TAXES

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition federal excise taxes.



/s/ James Wong
-----------------------
James Wong
Chief Financial Officer


STATE AND LOCAL SALES TAXES

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition state and local sales taxes.



/s/ James Wong
-----------------------
James Wong
Chief Financial Officer

PAYROLL WITHHOLDING AND OTHER TAXES

The undersigned represents that to the best of my knowledge with respect to remittance of payroll withholding taxes, the Debtor is current on all postpetition federal, state and local withholding and other taxes.


/s/ James Wong
-----------------------
James Wong
Chief Financial Officer


REAL AND PERSONAL PROPERTY TAXES

The Debtor is conducting an evaluation of real and personal property taxes as to the propriety of taxes being prepetition or postpetition and preparing a calendar for payment of what is determined to postpetition taxes. While the undersigned is currently not aware of any postpetition real and personal property taxes past due, the undersigned is not aware of delinquent postpetition real and personal property taxes.



/s/ James Wong
-----------------------
James Wong
Chief Financial Officer

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of June 1997


Debtor Name:          Fruehauf Trailer Corporation

Case Number:          96 1563 (PJW)

QUESTIONAIRE                                                                YES    NO


1.   Have any assets been sold or transferred outside the normal course of          X
business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in
possession account?                                                                 X(1)

3.   Are any postpetition receivables (accounts, notes or loans) due from
related parties?                                                                    X(2)

4.   Have any payments been made on prepetition liabilities this reporting
period?                                                                             X(3)

5.   Have any postpetition loans been received by the debtor from any party?        X(4)

6.   Are any postpetition payroll taxes due?                                        X(5)

7.   Are any postpetition state or federal income taxes past due?                   X(5)

8.   Are any postpetition real estate taxes due?                                    X(5)

9.   Are any other postpetition taxes due?                                          X(5)

10.  Are any amounts owed to postpetition creditors past due?                       X

11.  Have any prepetition taxes been paid during the reporting period?              X

12.  Are any wage paymetnts past due?                                               X

1. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement. As of June 1, 1997 the Debtor consolidated and re located its corporate headquarters to Corona del Mar, California. The Debtor has closed or is in the process of closing and consolidating the 44 bank accounts it has been using prior to the April 16, 1997 transaction. The Debtor anticipates using five bank accounts going forward.

2. Effective April 15, 1997 all retiree health care benefits were terminated with the COBRA provision extended through April 25, 1997. Prior to the termination, retiree health care benefits were paid centrally at the Debtor's home office level.

3. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order Authorizing Them to (A) Pay Prepetition Employee Wages, Salaries and Related Item; (B) Reimbursable Prepetition Business Expenses; (C ) Make Payments For Which Payroll Deductions Were Made; (D) Make Prepetition Contributions and Pay Benefits Under Employee Benefit Plans; and (E) Pay All Costs and Expenses Incident to the Foregoing Payments and Contributions and pursuant to the Motion and Order of Debtors and Debtors in Possession Authorizing Them to Honor Certain Prepetition Obligations to Customers, the Debtor has paid certain prepetition employee compensation liabilities and the Debtor has continued to honor, at its sole discretion, prepetition obligations to customers, including the provision of warranty service.

4. The Debtor, together with its affiliated debtors, entered into a debtor in possession lending facility with Madeleine, LLC, and affiliate of Cerberus Partners LP. In connection with the sale of the operating assets this DIP lending facility was repaid and a new facility was established with the Bank of America as of April 16, 1997.

5.  See detailed discussion of tax status under Tax Receipts.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                           For the month of June 1997



Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)



           Explanation                          Document   Previously   Explanation
        Required Documents                      Attached   Submitted     Attached
        ------------------                      --------   ----------   -----------

Condensed Statement of Operations                  X

Condensed Balance Sheet                            X

Statement of Cash Receipts and Disbursements       X

Statement of Aged Receivables                      X

Statement of Aged Payables                         X

Statement of Operations, Taxes, Insurance and      X
Personnel

Tax Receipts                                       X

Other Documentation as required by the Trustee     X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By:/s/James Wong                               Date: 8-1-97
    __________________________________               ____________________
        James Wong
        Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE REGION 3
                       CONDENSED BALANCE SHEET UNAUDITED
                             (Dollars in Thousands)
                           For the month of June 1997

Debtor Name:     Fruehauf International Limited

Case Number:     96 1566 (PJW)

                                        Month Ended  Month Ended  Month Ended
ASSETS                                     6/30/97    5/31/97      4/30/97
----------------------------------------------------------------------------------
Current Assets
  Cash                                    $      0    $      0    $      0
  Intercompany Accounts Receivable          23,116      23,116      23,116
  Trade Accounts Receivable                  1,476       1,476       1,476
  Other Current Assets                           0           0           0
                                          --------    --------    --------
    Total Current Assets                    24,592      24,592      24,592

Restricted Cash                                299         299         299
Other Assents and Deferred Charges            (260)       (260)       (260)
Investment in Fruehauf Corporation          18,783      18,783      18,783
Investment in Deustche Fruehauf Holding      2,395       2,395       2,395
Investment in Fruehauf de Mexico            (2,355)     (2,329)     (2,272)
                                          --------    --------    --------

     Total Assets                           43,454      43,480      43,537
                                          ========    ========    ========



LIABILITIES & STOCKHOLDERS' DEFICIT

Not Subject to Compromise:

  Intercompany Accounts Payable                  0           0           0
  Other liabilities                              0           0           0
                                          --------    --------    --------
    Total Not Subject to Compromise              0           0           0

Subject to Compromise:

  Other liabilities                            110         110         110
                                          --------    --------    --------
    Total Subject to Compromise                110         110         110

Stockholders' Equity                        43,344      43,370      43,427
                                          --------    --------    --------

     Total Liabilities and                $ 43,454    $ 43,480    $ 43,537
          Stockholders' Deficit           ========    ========    ========

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                   CONDENSED STATEMENT OF OPERATIONS UNAUDITED
                             (Dollars in Thousands)
                           For the month of June 1997

Debtor Name:     Fruehauf International Limited

Case Number:     96 1566 (PJW)

                                        Month Ended Month Ended Month Ended
                                           6/30/97     5/30/97     4/30/97
                                          --------    --------    --------
Sales                                     $      0    $      0    $      0

Cost of Goods Sold                               0           0           0
                                          --------    --------    --------

     Gross Margin                                0           0           0

Engineering, selling and administrative
     expenses                                    0           0           0
                                          --------    --------    --------
     Income (loss) from operations               0           0           0

Interest Expense                                 0           0           0
Other: Earnings/(Loss) from Mexico
     Operations                                (26)        (57)        (70)
                                          --------     -------     -------
     Income (loss) before reorganization
       items                                   (26)        (57)        (70)

Reorganization Items:
     Professional and Other Fees of
     Bankruptcy Gain (loss) on disposition
     of assets                                   0           0           0
                                          --------    --------    --------

     Total reorganization items                  0           0           0

     Income (loss) before income taxes         (26)        (57)        (70)

Provision for income taxes                       0           0           0
                                          --------    --------    --------
     Net Income (loss) before
       Extraordinary Item                 ($    26)   ($    57)   ($    70)
                                          ========    ========    ========

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)



CASH RECEIPTS

None.



CASH DISBURSEMENTS

None.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                          STATEMENT OF AGED RECEIVABLES
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)




Fruehauf International Limited has no trade receivables. Fruehauf International Limited accounts receivable at the end of the reporting period consists solely of royalty receivable amounts due from Fruehauf de Mexico S.A. de C.V.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                           STATEMENT OF AGED PAYABLES
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)




None.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)



STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

None.


PAYMENTS TO PROFESSIONALS

None.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

Not Applicable.


PERSONNEL

Fruehauf International Limited had no employees at the beginning and end of the reporting period. Its only operating subsidiary, Fruehauf de Mexico S.A. de C.V., has approximately 290 employees.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                                  TAX RECEIPTS
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)


None.

                       OFFICE OF THE U.S. TRUSTEE REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                           For the month of June 1997


Debtor Name:          Fruehauf International Limited

Case Number:          96 1566 (PJW)

QUESTIONAIRE                                                                YES    NO
 1. Have any assets been sold or transferred outside the normal course of          X
    business this reporting period?

 2. Have any funds been disbursed from any account other than a debtor in
    possession account?                                                            X

 3. Are you postpetition receivables (accounts, notes or loans) due from
    related parties?                                                               X

 4. Have any payments been made on prepetition liabilities this reporting
    period?                                                                        X

 5. Have any postpetition loans been received by the debtor from any party?        X

 6. Are any postpetition payroll taxes due?                                        X

 7. Are any postpetition state or federal income taxes past due?                   X

 8. Are any postpetition real estate taxes due?                                    X

 9. Are any other postpetition taxes due?                                          X

10. Are any amounts owed to postpetition creditors past due?                       X

11. Have any prepetition taxes been paid during the reporting period?              X

12. Are any wage payments past due?                                                X